Exhibit 99.1
Peabody Energy Analyst Breakfast August 6, 2008

Statement on Forward-Looking Information Some of the following information contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, and is intended to come within the safe-harbor protection provided by those sections. Our forward-looking statements are based on numerous assumptions that the company believes are reasonable, but they are open to a wide range of uncertainties and business risks that may cause actual results to differ materially from expectations as of July 23, 2008. These factors are difficult to accurately predict and may be beyond the company's control. The company does not undertake to update its forward-looking statements. Factors that could affect the company's results include, but are not limited to: the outcome of commercial negotiations involving sales contracts or other transactions; the outcome of commercial negotiations involving sales contracts or other transactions; credit and performance risk associated with customers, suppliers, trading and financial counterparties; the availability, timing of delivery and cost of key equipment and commodities; transportation availability, performance and costs including demurrage; geologic, equipment and operational risks associated with mining; our ability to replace coal reserves; worldwide economic and political conditions; labor availability and relations; the effects of mergers, acquisitions and divestitures; legislative and regulatory developments, including mercury and carbon dioxide-related limitations; the outcome of pending or future litigation; coal and power market conditions; impact of weather on demand, production and transportation; availability and costs of competing energy resources; risks associated with our Btu Conversion initiatives; global currency exchange and interest rate fluctuation; wars and acts of terrorism or sabotage; political risks, including expropriation; and other risks detailed in the company's reports filed with the Securities and Exchange Commission. The use of "Peabody," "the company," and "our" relate to Peabody, its subsidiaries and majority-owned affiliates. EBITDA or Adjusted EBITDA is defined as income from continuing operations before deducting net interest expense, early debt extinguishment costs, income taxes, minority interests, asset retirement obligation expense & depletion, depreciation & amortization. For a reconciliation of EBITDA (or Adjusted EBITDA), a non-GAAP measure, to income from continuing operations before income taxes and minority interests, the most comparable GAAP measure, please see PeabodyEnergy.com and the company's documents filed with the SEC. 7/23/08

Peabody Energy Analyst Breakfast Rick Navarre Mike Crews Vic Svec Christina Morrow President and Chief Commercial Officer Executive Vice President and Chief Financial Officer Senior Vice President - Investor Relations and Corporate Communications Director - Investor Relations BTU Management

Peabody Energy Analyst Breakfast TOPICS Global Markets and BTU Position U.S. Markets and BTU Position Long-Term Market Trends / Drivers Focus Areas and Outlook

BTU: The Only Global Pure-Play Coal Investment Global coal demand exceeding supply both near term and long term Global coal prices strong and rising BTU: Major global leverage with higher volumes and repricing contracts World demand drives U.S. exports, Illinois Basin and PRB BTU: Major PRB and Illinois Basin leverage with higher volumes and repricing contracts Investment Thesis Strong and Sustainable

GLOBAL MARKETS AND PEABODY'S POSITION

Compound Annual Growth Rate 0.6% 1.7% 2.9% 2.9% 5.1% Coal Continues to be Fastest Growing Fuel Global Coal Demand Grows 1.5+ Billion Tons in 6 Years Source: BP Statistical Review of World Energy, June 2008. Coal Natural Gas Hydro Oil Nuclear 2002 - 2004 35.15 19.02 18.93 10.53 3.51 35% 2001 - 2007 Change 19% 11% 19% 4% Coal Natural Gas Oil Hydro Nuclear How Does the World Add 250 Million Tons of Supply Per Year?

New Coal Plants to Increase Global Coal Consumption by ~1 Billion Tons China 101 354 India 80 280 Other Asia 46 160 Russia/FSU 28 98 U.S. 16 60 Europe 10 35 Africa 6 21 South America 6 21 Middle East 1 4 TOTAL 294 1,033 Nearly 300 GW of New Coal Plants Under Construction Country Plants (GW) Coal Growth (MTPA) Source: Platts World Electric Power Plant Database and Peabody; June 2008 and Peabody Analysis; Assumes 3.5 million tonnes of coal for every 1 GW of generation outside the U.S., and 3,75 million tonnes within the U.S.

Key Nations Retain More Coal for Domestic Use and Strain Seaborne Markets INDONESIA Government likely to mandate that some coal stay home; 2008 exports stall after years of double-digit growth SOUTH AFRICA 45 million ton rebuild needed; "Short 100 million tons by 2017"; More coal to India and domestic plants INDIA India's coal minister: 78 GW of new plants needed by 2012 - a 40% increase requiring 265 million more tons per year of coal CHINA Power rationing and shortages; Nearly half plants with less than 7 days supply

China's Export Withdrawal Creates Structural Shift in Seaborne Markets 2003 2004 2005 2006 2007 2008 Thermal Coal 72 68 46 25 2 0.01 Metallurgical Coal 11 0 0 0 0 0 Ongoing supply problems will limit exports Second-half 2008 exports licenses still not issued Imports may be made exempt from 13% VAT tax Chinese Net Exports Source: Industry reports and Peabody analysis. Reduction of More Than ~25% of Pacific Thermal Seaborne Coal Supply in Five Years 2003 2007 2004 2005 2006 2008?

Top Coal Exporting Nations Not Keeping Pace With Growing Demand Source: Barlow Jonker, Peabody Analysis. Venezuela Poland Kazakhstan Canada Vietnam China U.S. Colombia South Africa Russia Indonesia Australia 2002 - 2004 7 10 24 25 29 50 51 65 68 98 161 251 Indonesia S. Africa Russia Colombia China U.S. Vietnam 2007 Total Exports (million tonnes) Australia Canada Kazakhstan Poland Venezuela Exports up 2% YTD Exports down 2% year to date Keeping more coal at home Massive inventory rebuild needed Exports increased 6 MT to 65 MT to Europe Raised export tax 50%, limiting exports for home needs Opportunities to increase exports 20 to 30 MT in 2008 Second half exports at risk; watch licenses & taxes Limited met coal exports due to rail and geology Declining exports in 2007 for fifth successive year Increasing production to satisfy domestic demand Government renegotiating customer agreements Export Growth Potential

Structural Changes to Global Coal Markets Long Term in Nature Major growth in energy, coal use by emerging nations Global build-out of power plants Cost of competing fuels Peak oil concerns Weak dollar and inflation hedge Exporting nations requiring more coal for domestic use Deeper / thinning geology Eastern U.S. permitting delays Credit crunch Nationalized energy assets Major new sources years from reaching markets Commodities inputs create major cost pressures Long lead times for equipment Rail, vessels and ports constrained in many nations No Quick Solutions to Growing Demand and Tight Supply Demand Supply

Global Coal Markets Interconnected; Slack Quickly Taken from All Markets Central Appalachia (CAPP NYMEX) and Powder River Basin (PRB 8800) prices for calendar 2009 delivery. Newcastle and API4 (South Africa coal for delivery to Europe) pricing for prompt delivery. Updated July 25, 2008.

2008 2009 2010 East 3 3 10.5 West 5.5 6.5 BTU Advantage: 10+ MTPA of Australia Met Coal Previously Priced Recently Priced Recently Priced Unpriced Unpriced Peabody's Met Coal Leverage 2007 Benchmark $98 $300 2008 Benchmark $ / Metric Ton High-Quality Hard Coking Coal Prices PLACEHOLDER PCI & Semi-Soft High-Quality Hard Coking Coal Hard Coking Coal Semi-Hard Coking Coal East 11 39 28 11 Semi-Hard Coking Coal PCI High-Quality Hard Coking Coal Hard Coking Coal 8 - 9 9 - 10 10 - 11 Short Tons in Millions Peabody's Met Coal Qualities

BTU Advantage: 10+ Million Tons of Australia Met Coal Capacity



Peabody
Met Mines / Ports
Conarco
Exploration Area
Abbot Point
Burton
Dalrymple Bay
North Goonyella
Eaglefield
Millennium
Queensland
New South Wales
Metropolitan
Kembla

- Millennium Mine interest acquired; ramping up to 3 MTPA
- Exploring North Goonyella / Eaglefield expansion
- Metropolitan Mine expanding long term to 2.5 MTPA
- Added rail / port throughput in 2010 with Goonyella-Abbot Point Expansion
- Conarco drilling on 1.6 million acres in Queensland

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2008 2009 2010 Previously Priced 6 2.5 1 Recently Priced 2.5 1.5 0 Unpriced 6 12 1/1/2007 1Q07 2Q07 3Q07 4Q07 4/1/2008 7/21/2008 East 51.95 53.93 70.03 78 89.75 125 180 BTU Advantage: Large, Growing Volumes of Australia Export Thermal Coal Previously Priced Recently Priced Recently Priced Unpriced Unpriced Peabody's Growing Thermal Coal Leverage 8-9 9.5-10.5 13-14 Short Tons in Millions U.S. Dollars Per Ton Australia Thermal Prices Triple Since Early 2007 $51.95 $180 Weekly average prompt prices for Newcastle Thermal Coal index. Updated July 21, 2008. Previously Priced Previously Priced $125 $52

Wilpinjong Wambo North Wambo Wilkie Creek Chain Valley Brisbane Newcastle NCIG Queensland New South Wales BTU Advantage: Expanded Australia Thermal Coal Capacity Higher capacity through North Wambo and expanded prep plant Expanding Wilpinjong Mine to 9+ MTPA over time Major owner of new NCIG terminal in Newcastle 6 million tons dedicated throughput for Peabody added in late 2010 Long-term potential with Horse Creek reserves Horse Creek Peabody Thermal Mines / Ports

18 Australia Coal Chain Logistics Likely to Remain Constrained Peabody Proactively Pursuing Additional Export Capability 2008+ Improvements Queensland DBCT's phase 1 expansion project complete, phases 2 & 3 due early 2009 Abbot Point's initial 25 million tonne expansion approved; Peabody applying for allocations New South Wales Initial Port of Newcastle expansions under way, long-term growth to 150+ million tonnes NCIG approved and under construction; 30 MTPY initial capacity by late 2010 and doubling over time; Peabody 18% sponsor Source: Industry and port reports and Peabody estimates. Updated Aug. 5, 2008.

2007 2008 RESERVES POTENTIAL Queensland N. Goonyella / Eaglefield 2.4 2.5 - 3.0 45 To 4 - 6 MT Burton 3.2 2.5 - 3.0 33 To 4 MT Millennium 1.0 1.0 - 1.5 23 To 3.5 MT Wilkie Creek 2.4 2.3 - 2.6 344 To 3+ MT 9.0 9 - 10 New South Wales Wilpinjong 5.1 6.5 - 7.0 190 To 9 - 11 MT Wambo Complex 4.7 4.5 - 5.0 121 To 7 - 8 MT Metropolitan 1.6 1.4 - 1.8 39 To 2.5 MT Chain Valley 0.6 0.5 - 0.7 15 To 1 MT 12.0 13 - 14 21.0 22 - 24 1,073 30 - 40 MT Peabody Australia Capacity Potential: Short tons in millions. Volumes subject to transportation availability. "Total" includes unassigned reserves. TOTAL 16 MTPA Met (+6) 40 MTPA Total (+16 - 18)

Peabody Advantage: Leading Global Coal Trading Operations Operations Trading & Local Offices Countries Served Ports BTU Clean Coal Projects Coal Exports Domestic Sales St. Louis London Beijing Sydney

BTU Advantage: Global Platform Offers Growing and Diverse Earnings 1st Qtr 2nd Qtr 1 99 2003 2003 and 2007 reflect actual results from continuing operations. International EBITDA Share Grows to 50% in 2008 1st Qtr 2nd Qtr 50 50 2008 United States International 1st Qtr 2nd Qtr 21 79 2007 $422 Million $963 Million

U.S. MARKETS AND PEABODY'S POSITION

2006 2007 2008 2009 Export 49300 59300 87600 109600 Import 36000 36400 32000 31000 U.S. Exports Expected to Grow to 110 Million Tons in 2009 U.S. net exports growing >50 million tons between 2007 and 2009 U.S. inventories near or below targeted levels in all regions Peabody transactions: 7.4 million tons of U.S. exports YTD - term through 2011 Creates pull to PRB, Colorado and Illinois Basin markets U.S. Exports (Est.) Source: Industry Reports and Peabody estimates. 59 88 49 110 13 23 57 U.S. Net Exports 81

U.S. Ports Can Export to 125 MTPA Prior to Expansions The U.S. Also Exports 20 MTPA By Land Most Unused Capacity is on the Gulf Coast

Recent API 2 (South Africa to Europe): $195 / tonne Implied Price at East Coast Port: $158 / ton Equivalent or "Parity Price" vs. Current Market (FOB Mine): Central Appalachia: $129 Parity v. $131 Market Northern Appalachia: $134 Parity v. $117 Market Backfill Equivalent vs. Current Market (FOB Mine): Illinois Basin: $92 Parity (scrubbed) v. $77 Market Powder River Basin: $33 Parity (unscrubbed) v. $18 Market Source: Average MTD as of July 25 index prices for Cal'09 and Peabody analysis. Assumes GAR for CAPP 12,500 1.6 lb. SO2, NAPP 13,000 4.0 lb. SO2, PRB 8800 0.8 lb. SO2; and Illinois 12,000 Btu 5.0 lb. SO2. Transportation to Upper Ohio River of $42/ton, $10/ton and $6/ton for PRB, Illinois and CAPP, respectively. July 28, 2008. International Markets Create Major Parity Price Opportunities Global Markets Increasingly Interconnected

26 Cal'09 gas and average MTD Cal'09 coal prices as of July 25, 2008. Source: Intercontinental Exchange (www.theice.com) Coal Prices Still Have Significant Headroom in Europe European Fuel Comparisons at Reference Costs

U.S. Utility Coal Inventories Likely Below Average For Remainder of 2008 June 30 Stockpiles 52 Days in 2007 vs. 43 Days in 2008 2008

2007 2008 2009 2010 7.25 14 18.25 22.75 BTU Advantage: Peabody's Volumes Largely Reprice Every 3.5 Years OTC PRB 8800 Prices PRB moving as slack taken out of other markets Historically lags other regions 2010 published PRB prices >3x 2007 levels Peabody's total unpriced U.S. volumes: 2009: 35 - 40 million 2010: 90 - 100 million Source: Industry estimates for PRB 8800 2009 delivery. Updated July 25, 2008. Unpriced U.S. volumes as of July 23, 2008 earnings release. $7.25 $14.00 $18.00 $22.00 1/2/07 7/25/08 7/25/08 7/25/08 Delivery As of:

BTU Advantage: Repricing Illinois Basin Contracts at Higher Levels Spot prices double YTD in 2008 Benchmarks move from $30s to $60s / $70s Peabody: 32 MTPA of Illinois Basin production 3.7 billion tons of reserves Peabody in late-stage evaluation of new mine development

Natural Gas Prices Provides Significant Upside for Coal Current Coal Prices Competitive at $6.60 - $7.90 Natural Gas Cal'09 pricing based on average MTD indices as of July 25, 2008.

LONG-TERM COAL MARKET TRENDS / DRIVERS

Future World Coal Demand Growth Likely to Be Greater Than the Past Total Coal Use Emerging Economies Mature Market Economies Transitional Economies Source: EIA International Energy Outlook 2008. Billion Short Tons 1980 2000 2010 2020 2030 1990 72% Growth in World Coal Consumption (Versus 48% 1980 - 2004)

U.S. Coal Use Expected to Accelerate Over Next Several Decades Million Kilowatt Hours Coal Nuclear Natural Gas Renewables Petroleum U.S. Electric Power Generation by Fuel Type Source: Energy Information Administration, Annual Energy Outlook 2008.

Demand Drivers for U.S. Coal Continue to Grow Existing Coal Plants Running at 73% Capacity Factor 150 - 200 MTPA Growth 16 GW Coal Plants Under Construction 60 MTPA Growth Planned Coal Plants 25+ MTPA Growth CTL / CTG Long-Term Growth Net Exports +75 MTPA Growth U.S. Consumption Strong Near-, Mid- and Long-Term Potential Source: Industry reports and Peabody analysis.

Fluid U.S. Political and Regulatory Climate Makes "Investment Certainty" Elusive Clean Air Interstate Rule U.S. appeals court rejection calls into question scrubber installation, SO2 pricing, small plant retirements CO2 Public rulemaking notice (ANPR) observes that Clean Air Act is ill-suited for greenhouse gas regulations CAIR rejection calls into question the ability of an activist EPA to set emissions targets absent congressional action Congress rejects Lieberman-Warner bill National Elections Both presidential candidates supportive of clean coal; detailed energy and environmental policies still pending Policy Environment Less Clear YTD in 2008 Source: Peabody analysis.

Peabody: A Leader in Btu Conversion and Clean Coal Solutions BTU is the only non-Chinese equity partner in GreenGen, China's centerpiece coal / climate initiative BTU partnering with ConocoPhillips on new coal-to- natural gas facility in Kentucky BTU has investment in GreatPoint Energy to develop coal-to-gas plants

FOCUS AREAS AND OUTLOOK

Cost Containment Actions Enable Margin Expansion in Strong Markets Process Improvement Projects New Mine Efficiencies Newer surface mines (Wilpinjong, El Segundo) lower cost than existing mines Major Cost and Productivity Initiatives Safety Record 1.52 rate YTD Commodity Management Use of consumption teams Lowering truck / shovel intensity The Overland Conveyor at North Antelope Rochelle Saves 3 Million Gallons of Diesel Fuel Per Year

Peabody

BTU Advantage:
Global Pipeline of Growth Opportunities

	Completed 2007-08	1 – 3 Year Focus	Long-Term Growth
Cost / Quality	NARM Dragline; NARM Blending & Loadout; NARM Conveyor; Caballo Truck/ Shovel; Twentymile Prep Plant	Francisco UG; Rawhide Dragline; Caballo/ Rawhide Conveyor	Burton Bullock Creek
Acquisitions / Exploration	Millennium Remaining 15%	China; Conarco Met Resources; 5% Prairie State	Mongolia; CTG Kentucky; CTL Midwest; GreatPoint; CTL West; Horse Creek; Mozambique
Organic Growth	Startup Wilpinjong; Wambo Prep Plant; Global Trading; Startup Millennium; El Segundo; North Wambo U/G	Bear Run; Wambo Expansion; Plumtree; Kerlong; Wild Boar; 18% NCIG Port; Wilpinjong Expansion; Metropolitan Expansion; School Creek; Millennium Expansion; Eaglefield Expansion; Gateway North	Gallatin County; Williams Fork; Bond County; Wolf Creek; Wilkie Creek Mine-Mouth; Fayetteville; Eden; New Athens; South Mesa; Burton Wallanbah UG; Big Elk; Cow Camp

- U.S.
- International
- Btu Conversion

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Commodity and Currency Hedging Saves Peabody ~$70 Million in First Half Diesel, explosives and steel add $225 million to cost structure in 2008 Diesel hedge position: 2008: 60% $92.35 / barrel 2009: 50% $98.86 / barrel 2010: 30% $105.19 / barrel Explosives hedge position (natural gas): 2008: 55% $7.10 / mmBtu 2009: 45% $7.74 / mmBtu 2010: 35% $7.25 / mmBtu Commodities Currency AUD has strengthened 20+% since beginning of 2007 Currency hedge position: 2008: 80% $0.80 2009: 75% $0.82 2010: 40% $0.81 2008 hedge positions for remainder of year. Values as of July 23, 2008 earnings release.

Outlook: Good Second Half on Higher Volumes, Stable Costs, Rising Revenues Sales Volume 2008 sales of 240 - 260 million tons; sold out 2008 Australia sales of 22 - 24 million tons 21 million tons in 2007; 11 YTD 2008 2008 U.S. production 197 - 217 million tons 192 million tons in 2007; 97 YTD 2008 Costs Australia: Stable for remainder of 2008 Eastern U.S.: Stable for remainder of 2008 Western U.S.: Second half improvement Revenues Second half improvement from Australia

Outlook: Record 2008 EBITDA and EPS; Stable Sustaining Capital Investments EBITDA $1.6 - $1.8 billion for 2008 $450 - $550 million for third quarter 2008 EPS $2.50 - $3.00 for 2008 $0.80 - $1.05 for third quarter 2008 Capital Investments 2008: $350 - $400 million Sustaining capital $1.00 - $1.50 per ton

Source: Company filings and reports. Market capitalization as of July 24, 2008. BTU Advantage: Value Conversion as We Narrow the Energy Valuation Gap Market Capitalization on Btu-Equivalent Basis Peabody ConocoPhillips Anadarko Chevron Apache BP ExxonMobil Shell Market Capitalization $ per mm Btu

2003 2004 2005 2006 2007 2008 EBITDA 422 496 709 909 963 1800 EBITDA (in Millions) Reflects results from continuing operations (unaudited). 2008 targets per July 23, 2008 earnings release. The New BTU: Near-Doubling of 2008 Earnings and Growth Beyond $422 2008 Target $1,600- $1,800 Excellent leverage as we reprice contracts Strong free cash flow from growing earnings Global expansion in high-growth, high-margin regions Safe, low-cost operations Industry-best 9.3 billion ton reserves Emerging markets from Btu Conversion

Peabody Energy Analyst Breakfast August 6, 2008